EXHIBIT 99.2

AMENDMENT NO. 2 TO AMENDED AND RESTATED
CAMDEN PROPERTY TRUST
NON-QUALIFIED DEFERRED COMPENSATION PLAN

WHEREAS, Camden Property Trust (the “Company”) has heretofore adopted the Amended and Restated Camden Property Trust Non-Qualified Deferred Compensation Plan (the “Plan”); and

WHEREAS, the Plan has previously been amended and restated to reflect compliance with Section 409A (“Code Section 409A”) of the Internal Revenue Code of 1986, as amended (the “Code”); and

WHEREAS, the Company has determined it to be desirable to amend the Plan as provided herein.

NOW, THEREFORE, effective as of January 1, 2008, the Company hereby amends the Plan as follows:

1. Article I is hereby amended by adding the following new Sections to the end thereof to be and read as follows:

1.29
Change in Control. The occurrence of any event or transaction constituting a “change in ownership or effective control” of Camden Property Trust, within the meaning of Treasury Regulations promulgated pursuant to Section 409A(a)(2)(A)(v) of the Code.

1.30	Separation from Service. A separation from service with the Employer, provided such separation constitutes a separation from service under Treasury Regulation Section 1.409A-1(h).

2. Section 6.1 of the Plan is retitled “Time of Payment.”

3. Section 6.1(a) of the Plan is hereby amended and restated to be and read in its entirety as follows:

(a)
Separation from Service or Change in Control. Payment of the vested amounts credited to a Participant’s Account(s) shall commence at such time as previously elected by the Participant, following the first to occur of Separation from Service for any reason other than death or Disability or a Change in Control. Notwithstanding the foregoing, with respect to distribution to a Participant who is a Specified Employee on account of Separation from Service for a reason other than death, distribution may not commence earlier than six months following such Participant’s Separation from Service. If the Participant fails to timely elect the date on which payment is to be made or commence, distribution shall be made or commence on the first day following the date that is six months from the Participant’s Separation from Service.

4. Section 6.1(b) of the Plan is hereby amended and restated to be and read in its entirety as follows:

(b)
Disability or Death. If the Disability or death of the Participant occurs at any time prior to complete distribution of the Participant’s Account, all remaining vested amounts credited to his or her Account shall be paid in one lump sum on the first day following six months from the date of Disability or death, as the case may be.

5. Section 6.1(c) of the Plan is hereby amended and restated to be and read in its entirety as follows:

(c)
Limitation on Length of Deferred Commencement. With respect to distribution following Separation from Service for a reason other than death or Disability, the Participant may elect to have distribution of Deferrals be made or commence at any time following the expiration of six months following the Participant’s separation date, provided, however, that distribution may not commence later than 30 years following the Participant’s separation date; provided, further, that if the Participant has fewer than 10 completed years of service with the Employer upon his or her separation date and the Participant previously elected for distribution to be made or commence on a date that is subsequent to the date on which the Post Separation Period expires, the distribution date elected by the Participant shall be disregarded and distribution will instead be made or commence on the date on which the Post Separation Period expires. For purposes of determining a Participant’s length of service to the Employer, service shall be measured from date of hire (or, in the case of a Trust Manager, from the date of election to the Board) and anniversaries thereof.

6. Section 6.1 of the Plan is hereby amended by adding a new paragraph (d) at the end thereof to be and read as follows:

(d)
Payment on a Specified Date. In addition to the election in paragraph (a) of this Section 6.1, a Participant may elect to receive a specified dollar amount or all of his or her Account, in one lump sum on one or more specified dates or in annual installments, commencing on a specified date, as elected. Any amount not paid in accordance with a specified date election as of the first to occur of the Participant’s Separation from Service for any reason or Change in Control will be paid in accordance with the applicable election relating to such occurrence or as provided in Section 6.1(b) due to Disability or death, if applicable.

7. Section 6.2(a) of the Plan is hereby amended and restated to be and read in its entirety as follows:

(a)
Unless Section 6.1(b) applies, the Participant’s Account shall be payable in one of the following forms: (i) in a lump sum payment; or (ii) in annual installments over a period of up to 20 years (as elected by the Participant). However, with respect to distribution due to Separation from Service, if the Participant has fewer than 10 completed years of service with the Employer upon his or her separation date and the Participant previously elected an installment period greater than his or her completed years of service with the Employer, the installment period elected by the Participant shall be disregarded and the installment period shall instead equal the Participant’s completed years of service with the Employer. In accordance with Treasury Regulation Section 1.409A-2(b)(2)(iii) and (iv) and for purposes of Section 6.4 hereof, an election for distribution in the form of installment payments shall be treated as an election of a series of separate payments.

8. Section 6.3(a) of the Plan is hereby amended and restated to be and read in its entirety as follows:

(a)
General Rule. An election as to the date on which distribution is to be made or commence and the form of payment shall be made by the Participant at the time the Participant makes a Deferral Election or as otherwise provided in this Section 6.3 and may be modified only as provided in this Section 6.3 and Section 6.4. A Participant may make separate elections with respect to the Participant’s Compensation Deferral Account and Share Deferral Account. The commencement of distribution and form of payment elected by the Participant or otherwise required under Section 6.1 or 6.2 will be effective as to all of the Participant’s Deferrals; provided, however, the Administrator may permit Participants to make a separate election relating to the commencement of distribution and the form of payment at the time each Deferral Election is made, with such distribution election applicable solely to amounts deferred pursuant to that Deferral Election. If, with respect to a Deferral Election, the Participant fails to timely make an election relating to the commencement of distribution and the form of payment, the last such election relating to distribution made by the Participant shall apply. If no such election has been made, distribution shall be made as provided in Sections 6.1(a) and 6.2(b).

9. Section 6.3 of the Plan is hereby amended by adding the following subsection (d) at the end thereof to be and read as follows:

(d)
Special Rule for 2008 Elections. The Administrator shall permit all Participants to modify previously-filed distribution elections, and make elections under paragraph 6.1(d) hereof, on or before December 31, 2008, and if a Participant files such a distribution election on or before such date, such election shall be effective with respect to the portion of the Account indicated in the election; provided, however, that such election shall be effective only if it relates to amounts that would otherwise not be payable in 2008 and does not cause an amount to be paid in 2008 that would not otherwise be payable in 2008. Such an election is not required to satisfy the provisions of Section 6.4 hereof.

10. Section 7.5 of the Plan is hereby amended and restated to be and read in its entirety as follows:

7.5
Exercise of Options. Options may be exercised on behalf of a Participant by the Trustee at any time during the applicable option exercise period, in which case the Trustee shall apply such portion of the Compensation Deferral Account of the Participant as is necessary to satisfy the exercise price. Cash proceeds from such exercise shall be credited to the Compensation Deferral Account and share proceeds shall be credited to the Share Deferral Account, to be held and distributed in accordance with the Participant’s distribution election under Section 6.3 hereof.

IN WITNESS WHEREOF, the Company has caused this AMENDMENT NO. 2 TO AMENDED AND RESTATED CAMDEN PROPERTY TRUST NON-QUALIFIED DEFERRED COMPENSATION PLAN to be executed in its name and on its behalf this 3rd day of December, 2008, to be effective as of January 1, 2008.

CAMDEN PROPERTY TRUST

By: /s/ Dennis M. Steen
Dennis M. Steen
Senior Vice President – Finance, Chief Financial Officer and Secretary

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